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For Immmediate Release

VITALWORKS
---------------------------
Where Doctors Get Connected
                                                        CONTACT: MISSY KAVANAUGH
                                                             PHONE: 203-894-1300

                VITALWORKS ANNOUNCES APPOINTMENT OF NEW CHAIRMAN

RIDGEFIELD, CT, June 6, 2001 - InfoCure Corporation, doing business as VitalWorks, (Nasdaq: VWKS), a leader in healthcare practice management and clinical solution software and services, announced today that Joseph Walsh has been appointed Chairman of its Board of Directors, replacing Frederick Fine. Mr. Walsh will continue to serve as the company's CEO and President.

"Since its formation as a public company in July of 1997, InfoCure became a leading, nationwide provider of healthcare software and services targeted to healthcare practices in both the medical and dental markets. With the restructuring of its business lines culminating in the successful creation of PracticeWorks earlier this year, I believe that VitalWorks has all the necessary assets, people, operating objectives, and management to capitalize on their enormous opportunity and position in the medical software and services market. Through the efforts of many employees, customers, and business partners involved with VitalWorks, the company can create value for its customers and shareholders. I am excited about the next phase of development and strongly endorse the management team and operating plans of VitalWorks," said Mr. Fine.

Joseph Walsh said, "On behalf of the company, I want to thank Rick for his hard work, leadership and vision. We wish him well in his future endeavors".

VITALWORKS
VitalWorks is a leading, nationwide provider of information management technology and services targeted to healthcare practices and organizations. The company provides IT-based solutions for general medical practices and has specialty-specific products and services for practices such as radiology, anesthesiology, ophthalmology, emergency medicine, plastic surgery, and dermatology. VitalWorks also offers enterprise-level systems designed for large physician groups and networks. The company's range of software solutions, which include workflow features related to patient encounters, automate the administrative, financial, and clinical information management functions for physicians and other healthcare providers. VitalWorks provides its clients with ongoing software, training, electronic data interchange (EDI), and a variety of Internet-based services. Visit VitalWorks at www.vitalworks.com.

This press release may contain "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements include statements regarding future events and developments and our future performance, as well as expectations, beliefs, plans, estimates or projections relating to the future. These forward-looking statements are subject to a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by these forward-looking statements are the risks inherent in operating VitalWorks and PracticeWorks as independent public companies following the spin-off; uncertainties concerning each company's future capital needs and the ability to obtain such capital;

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possible deferral, delay or cancellation by customers of computer system purchase decisions; variations in the volume and timing of systems sales and installations; possible delays in product development; changing economic, political and regulatory influences on the healthcare industry; changes in product pricing policies; general economic conditions; and the risk factors detailed from time to time in our reports filed from time-to-time with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2000. Management believes that the forward-looking statements contained in this press release are reasonable and are based on reasonable assumptions and forecasts. However, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.